UNITED STATES
               Securities and Exchange Commission
                     Washington, D.C. 20549

                      ____________________

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

               Date of Report - March 6, 2001
       (Date of earliest event reported:  August 31, 2000)


                  EL PASO ENERGY PARTNERS, L.P.

     (Exact name of registrant as specified in its charter)

       Delaware                      1-11680             76-0396023
(State or other jurisdiction  (Commission File Number)(I.R.S. Employer
    of incorporation)                                Identification Number)


                            El Paso Building
                         1001 Louisiana Street
                          Houston, Texas  77002
                 (Address of principal executive offices)
                              (Zip Code)


 Registrant's telephone number, including area code: (713) 420-2131

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
-----------    ------------
  3.B          Second Amended and Restated Agreement of Limited
               Partnership effective as of August 31, 2000.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 6, 2001            EL PASO ENERGY PARTNERS, L.P.

                              By:       /s/ D. Mark Leland
                                  ---------------------------------
                                            D. Mark Leland
                                         Sr. Vice President and
                                             Controller
                                           (Chief Accounting Officer)

                          Exhibit Index


Exhibit No.    Description
-----------    ------------

  3.B          Second Amended and Restated Agreement of Limited
               Partnership effective as of August 31, 2000.